Exhibit (m)(ii)

APPENDIX A

SHAREHOLDER SERVICES AND DISTRIBUTION PLAN

Name of Fund	Name of Class	Aggregate Service Fee[1]
Legg Mason BW International Opportunities Bond Fund	Class A	0.25%
	Class C	1.00%
	Class C1	0.70%
	Class FI	0.25%
	Class R	0.50%
	Class I	None
	Class IS	None

Legg Mason Strategic Real Return Fund	Class A	0.25%
	Class A2	0.25%
	Class C	1.00%
	Class FI	0.25%
	Class R	0.50%
	Class I	None
	Class IS	None

Legg Mason BW Diversified Large Cap Value Fund	Class A	0.25%
	Class A2	0.25%
	Class C	1.00%
	Class FI	0.25%
	Class R	0.50%
	Class R1	1.00%
	Class I	None
	Class IS	None

Legg Mason BW Absolute Return Opportunities Fund	Class A	0.25%
	Class C	1.00%
	Class C1	0.75%
	Class FI	0.25%
	Class R	0.50%
	Class I	None
	Class IS	None

Name of Fund	Name of Class	Aggregate Service Fee[1]
Legg Mason BW Classic Large Cap Value Fund	Class A	0.25%
	Class C	1.00%
	Class FI	0.25%
	Class R	0.50%
	Class R1	1.00%
	Class I	None
	Class IS	None

1	Expressed as an annual rate of the average daily net assets of the Fund attributable to that Class.

Name of Fund	Name of Class	Aggregate Service Fee[1]
Legg Mason BW Global High Yield Fund	Class A	0.25%
	Class C	1.00%
	Class FI	0.25%
	Class R	0.50%
	Class R1	1.00%
	Class I	None
	Class IS	None

Legg Mason BW Global Opportunities Bond Fund	Class A	0.25%
	Class A2	0.25%
	Class C	1.00%
	Class C1	0.70%
	Class FI	0.25%
	Class R	0.50%
	Class I	None
	Class IS	None

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio	Class A	0.25%
	Class A2	0.25%
	Class C	1.00%
	Class FI	0.25%
	Class R	0.50%
	Class R1	1.00%
	Class I	None
	Class IS	None

Legg Mason Capital Management Global Growth Trust	Class A	0.25%
	Class C	1.00%
	Class FI	0.25%
	Class R	0.50%
	Class R1	1.00%
	Class I	None

Legg Mason Capital Management Value Trust	Class A	0.25%
	Class C	0.95%
	Class FI	0.25%
	Class R	0.50%
	Class R1	1.00%
	Class I	None

Legg Mason Capital Management Special Investment Trust	Class A	0.25%
	Class C	1.00%
	Class FI	0.25%
	Class R	0.50%
	Class R1	1.00%
	Class I	None

Name of Fund	Name of Class	Aggregate Service Fee[1]
Legg Mason Batterymarch International Equity Trust	Class A	0.25%
	Class C	1.00%
	Class FI	0.25%
	Class R	0.50%
	Class R1	1.00%
	Class I	None
	Class IS	None

Legg Mason Batterymarch Emerging Markets Trust	Class A	0.25%
	Class C	1.00%
	Class FI	0.25%
	Class R	0.50%
	Class R1	1.00%
	Class I	None
	Class IS	None

Legg Mason BW Credit Opportunities Fund	Class A	0.25%
	Class C	1.00%
	Class FI	0.25%
	Class R	0.50%
	Class I	None
	Class IS	None

Dated as of: November 27, 2013

[1]	Expressed as an annual rate of the average daily net assets of the Fund attributable to that Class.